Chartered-in Vessels	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Chartered-in Vessels
Chartered-in Vessels

a) Capital Leases

	December 31, 2018 $	December 31, 2017 $
LNG Carriers	1,274,569	961,711
Suezmax Tanker	23,987	49,838
Total obligations related to capital leases	1,298,556	1,011,549
Less current portion	(81,219)	(106,946)
Long-term obligations related to capital leases	1,217,337	904,603

LNG Carriers. As at December 31, 2018, the Partnership was a party to capital leases on eight LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, the Murex, the Magdala, the Myrina and the Megara. Upon delivery of these eight LNG carriers between February 2016 and July 2018, the Partnership sold these vessels to third parties (or Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 through to 2028. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.1%. The bareboat charter contracts are accounted for as obligations related to capital leases and have purchase obligations at the end of the lease terms.

The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and as a result, is considered to be, under GAAP, the Lessor's primary beneficiary; therefore, the Partnership consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to the Partnership. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by the Partnership's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.

The obligations of the Partnership under the bareboat charter contracts are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at December 31, 2018, the Partnership was in compliance with all covenants in respect of the obligations related to its capital leases.

As at December 31, 2018, the remaining commitments related to the eight capital leases for the Partnership's LNG carriers, including the related purchase obligations, approximated $1.7 billion, including imputed interest of $435.3 million, repayable from 2019 through 2028, as indicated below:

Year	Commitment
2019	$119,517
2020	$118,685
2021	$117,772
2022	$116,978
2023	$116,338
Thereafter	$1,120,670

Suezmax Tanker. As at December 31, 2018, the Partnership was a party, as lessee, to a capital lease on one Suezmax tanker, the Toledo Spirit. Under this capital lease, the owner had the option to require the Partnership to purchase the vessel. The charterer, who is also the owner, also had the option to cancel the charter contract and the cancellation option was first exercisable in August 2018. In January 2019, the charterer of the Toledo Spirit sold the vessel and the capital lease was terminated.

As at December 31, 2018, the remaining commitments related to the one capital lease for the Suezmax tanker, including the related purchase obligations, approximated $24.2 million including imputed interest of $0.2 million, repayable in 2019. Upon sale of the vessel in January 2019, the Partnership returned the vessel to the owner and the full amount of the associated obligation related to the capital lease was concurrently extinguished.

The Partnership’s capital lease relating to its Suezmax tanker does not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

b) Operating Leases
The minimum estimated charter hire payments for the following two fiscal years, as at December 31, 2018, for the Partnership's chartered-in vessel accounted for as an operating lease were as follows:

	2019	2020
Vessel Charters	$	$
Charters-in – operating leases (i)	23,725	16,055
(i) As at December 31, 2018, the Partnership was chartering in a vessel at a fixed-rate from its 52%-owned joint venture with Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) for a period of two years until September 2020. The Partnership recognizes the expense from this charter on a straight-line basis over the firm period of the charter and is presented as time-charter hire expense in the Partnership's consolidated statements of income.

c) Teekay Tangguh Joint Venture Operating Leases
As at December 31, 2018, the Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), of which the Partnership has a 69% ownership interest and consolidates, was a party to operating leases (or Head Leases) whereby it leases its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Teekay Tangguh Joint Venture then leases back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification guarantee as at December 31, 2018 and 2017 were $6.6 million and $7.1 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009.

As at December 31, 2018, the total estimated future minimum rental payments to be received and paid by the Teekay Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i)	Sublease Payments (i) (ii)
2019	$21,242	$23,875
2020	$21,242	$23,875
2021	$21,242	$23,875
2022	$21,242	$23,875
2023	$21,242	$23,875
Thereafter	$111,611	$125,485
Total	$217,821	$244,860

(i)
The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2018, the Partnership had received $292.6 million of aggregate Head Lease receipts and had paid $236.3 million of aggregate Sublease payments. The portion of the Head Lease receipts that has not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2018, $3.7 million (December 31, 2017 – $3.7 million) and $29.3 million (December 31, 2017 – $33.0 million) of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Partnership’s consolidated balance sheets.

(ii)	The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.